UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 14, 2013

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4 Waterway Square Place, Suite 100
The Woodlands, Texas 77380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 210-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)     On October 14, 2013, Newfield Exploration Company (the “Company”) announced that Terry W. Rathert, a Company founder and the Executive Vice President and Chief Financial Officer (CFO), will retire in August 2014, after more than 25 years with the Company. Newfield’s Board of Directors intends to appoint Lawrence S. Massaro to succeed Mr. Rathert as Executive Vice President and CFO effective November 11, 2013. Mr. Rathert will serve as special advisor through August 2014, assisting during this transitional period.

Mr. Massaro has been a member of Newfield’s management team since March 2011 as Vice President, Corporate Development, where he has been responsible for the Company’s business development, strategic planning, acquisitions and divestitures and commodity hedging. Prior to joining Newfield, he served as Managing Director at JP Morgan in its oil and gas investment banking group beginning in 2005 and was Vice President, Corporate Strategy and Business Development at Amerada Hess Corporation from 1995 through 2005. He also held the positions of Senior A&D at PG&E from 1992 to 1994 and Senior Production Engineer and Senior Reservoir Engineer at British Petroleum from 1985 through 1991. Mr. Massaro holds a degree in Petroleum Engineering from Texas A&M University and a M.S. in Business Administration from Southern Methodist University.

As Executive Vice President and CFO, Mr. Massaro will receive a base salary of $420,000 per year. Mr. Massaro will participate in the Company’s annual cash bonus program and will also receive promotional grant of Company restricted stock valued at $800,000, granted as soon as administratively feasible. The restricted shares granted will vest in equal installments on the third, fourth and fifth anniversaries of the grant date. Mr. Massaro does not have an employment agreement with the Company.

Item 7.01  Regulation FD Disclosure

On October 14, 2013, the Company announced the appointment of Lawrence S. Massaro to succeed Terry W. Rathert as Executive Vice President and CFO, effective November 11, 2013. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report, including the exhibit attached hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

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Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
	99.1	Release issued by the Company on October 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: October 15, 2013	By:	/s/ John D. Marziotti
John D. Marziotti
General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description
99.1	Release issued by the Company on October 14, 2013

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